EXHIBIT 23(a)


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our reports dated February 14, 1995, included in Zenith Electronics Corporation's Form 10-K for the year ended December 31, 1994, and to all references to our firm included in this Registration Statement.



                                                /s/ ARTHUR ANDERSEN LLP
                                                ------------------------
                                                ARTHUR ANDERSEN LLP


Chicago, Illinois
March 30, 1995